Exhibit 99.1

Enterprise growth engine Innventure enters agreement with Learn CW as it heads towards IPO

Innventure will enter into agreement with special purpose acquisition company (SPAC) Learn CW to further accelerate Innventure’s commercialization of technology solutions in collaboration with multinational corporations.

ORLANDO, Florida. October 24, 2023 – Innventure LLC (“Innventure”), an enterprise growth engine, and Learn CW Investment Corporation, a publicly traded special purpose acquisition company (“Learn CW”) (NYSE: “LCW”) sponsored by CWAM LC Sponsor LLC, an affiliate of Learn Capital and Commonwealth Asset Management, announced today that they have entered into a business combination agreement (the “BCA”) that will result in Innventure becoming a public company. Upon closing of the transaction, the combined company will operate under the Innventure name.

Innventure works to create companies that transform the future. It founds, funds, operates, and rapidly scales companies in strategic collaboration with Multinational Corporations (“MNCs”) to commercialize breakthrough technology solutions.

Innventure comprises experienced entrepreneur-operators who leverage a systematic, quantitative company-building approach to help mitigate many of the risks inherent in building and scaling high-growth ventures.

Innventure has launched and built three companies since inception: PureCycle Technologies, Inc. (Nasdaq: “PCT”), whose technology converts recycled polypropylene into a renewable resource through its unique purification process; AeroFlexx, whose technology utilizes flexible film to create a package for liquid products that uses up to 85% less virgin plastic versus traditional rigid bottles; and Accelsius, whose technology utilizes liquid cooling technology designed to meet the rising demand for efficient cooling systems in datacenters and telecommunication systems.

“Since our 2015 launch, our journey validates our unique value creation model. We expect this transaction to catalyze Innventure’s ability by providing a strong balance sheet to navigate market fluctuations while aggressively building new companies.”- Bill Haskell, CEO of Innventure.

Learn Capital is a leading venture capital firm with $1.2 billion in assets under management. Founded in 2008 by Rob Hutter and Greg Mauro, who formerly managed an affiliate of Founders Fund, Learn Capital possesses decades of founding, operating, and investing experience in the education, consumer, hard tech, and enterprise technology sectors. Commonwealth Asset Management is a Los Angeles-based asset management platform founded in June 2019 and led by Adam Fisher.

“The Innventure platform is a compelling variation on the classic venture capital model,” said Rob Hutter, CEO of Learn CW. “The Innventure team has demonstrated a unique capacity to source consequential technologies that have already demonstrated product-market fit and, just as important, have desirable go-to-market traction characteristics. Innventure’s intentional strategies for crafting these opportunities into standalone companies provides the foundation for what could become a highly promising, durable opportunity generation platform that is unique in the market today.”

Transaction Overview

The business combination reflects an enterprise value for Innventure of $385M (excluding a $50M earnout payable upon achievement of certain milestones). The transaction is also expected to include a $75 million committed equity facility in addition to the proceeds from other in-process financings.

The Board of Managers of Innventure and the Board of Directors of Learn CW have each unanimously approved the transaction. The transaction will require the approval of the shareholders of Learn CW, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in 2024. 100% of Innventure’s equity holders will roll their holdings into the new public company.

Innventure expects to use the proceeds from the transaction for working capital and general corporate purposes, in addition to covering transaction-related costs.

Additional information about the proposed transaction, including a copy of the BCA, will be provided in a Current Report on Form 8-K to be filed by Learn CW with the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Advisors

Vedder Price and Jones Day are acting as the legal advisors to Innventure, and Sidley Austin LLP is acting as legal advisor to Learn CW.

About Innventure

Innventure was founded in 2015 by Mike Otworth, Dr. John Scott, and Rick Brenner. It creates, funds, operates, and rapidly scales companies in strategic collaboration with MNCs. Innventure rigorously analyzes the market, including proprietary data provided by MNCs, to identify where their well-protected, breakthrough technologies address significant market needs and have the potential to create $1B+ in new enterprise value. Opportunities are selected based upon Innventure’s validation of their transformative potential, their ability to provide immediate economic value to the end customer, and the strategic alignment with the MNC to help catalyze early adoption. Innventure’s systematic, quantitative approach to founding and funding new companies is designed to mitigate many of the risks inherent in building and scaling high-growth ventures.

About Learn CW Investment Corporation

Learn CW Investment Corporation was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Learn Capital is a leading venture capital firm focusing exclusively on early-stage and mid-stage investments in the $5.4 trillion global education sector. Learn Capital was founded in 2008 by Rob Hutter and Greg Mauro, who formerly managed an affiliate of Founders Fund, Learn Capital possesses decades of founding, operating, and investing experience in the education, consumer, hard tech, and enterprise technology sectors. Commonwealth Asset Management is a Los Angeles-based asset management platform founded in June 2019 and led by Adam Fisher, who is the former Head of Global Macro and Real Estate at Soros Fund Management LLC and the former founder and Chief Investment Officer of Commonwealth Opportunity Capital, GP LLC.

Additional Information and Where to Find It

In connection with the proposed business combination, Learn CW intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Learn CW, and after the registration statement is declared effective, Learn CW will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Learn CW’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Innventure, Learn CW and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Learn CW as of a record date to be established for voting on the proposed business combination. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Learn CW Investment Corporation, 11755 Wilshire Blvd., Suite 2320, Los Angeles, California 90025.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Participants in the Solicitation

Innventure, Learn CW and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Learn CW’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Learn CW’s shareholders in connection with the proposed business combination will be set forth in Learn CW’s registration statement on Form S-4, including a proxy statement/prospectus, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of Learn CW’s directors and officers in Learn CW’s filings with the SEC and such information will also be in the registration statement to be filed with the SEC by Learn CW, which will include the proxy statement/prospectus of Learn CW for the proposed business combination.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the parties or the parties’ respective management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including the business combination, the parties’ ability to close the referenced business combination, the anticipated benefits of the business combination, including revenue growth and financial performance, product expansion and services, and the financial condition, results of operations, earnings outlook and prospects of Innventure and/or Learn CW, including, in all cases, statements for the period following the consummation of the business combination. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs made by the management of Learn CW and Innventure in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Learn CW and Innventure as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Learn CW or Innventure will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those discussed and identified in the public filings made or to be made with the SEC by Learn CW, including in the final prospectus relating to Learn CW’s IPO, which was filed with the SEC on October 12, 2021 under the heading “Risk Factors,” or made or to be made by the newly created publicly-listed holding company upon closing of the transaction, and the following: expectations regarding Innventure’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, product and service acceptance, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Innventure’s ability to invest in growth initiatives; the implementation, market acceptance and success of Innventure’s business model and growth strategy; Innventure’s future capital requirements and sources and uses of cash; that Innventure will have sufficient capital upon the approval of the transaction to operate as anticipated; Innventure’s ability to obtain funding for its operations and future growth; developments and projections relating to Innventure’s competitors and industry; the occurrence of any event, change or other circumstances that could give rise to the termination of the BCA; the outcome of any legal proceedings that may be instituted against Learn CW or Innventure following announcement of the BCA and the transactions contemplated therein; the inability to complete the business combination due to, among other things, the failure to obtain Learn CW stockholder approval; regulatory approvals; the risk that the announcement and consummation of the proposed business combination disrupts Innventure’s current plans; the ability to recognize the anticipated benefits of the business combination; unexpected costs related to the proposed business combination; the amount of any redemptions by existing holders of Learn CW’s common stock being greater than expected; geopolitical risk and changes in applicable laws or regulations; the possibility that Learn CW and/or Innventure may be adversely affected by other economic, business, and/or competitive factors; operational risk; and the risk that the consummation of the business combination is substantially delayed or does not occur. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to Learn CW and Innventure as of the date hereof, and Learn CW and Innventure assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts

Innventure PR Contact: Chad Arnold, carnold@innventure.com
Learn CW PR Contact: Harry Bator, harry@learn.vc